                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                  O.I. Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 9, 2003



TO THE SHAREHOLDERS OF O. I. CORPORATION:

You are hereby notified that the Annual Meeting of Shareholders of O. I. Corporation will be held on Friday, May 9, 2003 at 11:00 a.m. at O.I. Corporation headquarters, 151 Graham Road, College Station, Texas, for the purposes of considering and voting upon the following matters proposed by the Board of Directors:

               (i)   the election of directors;

               (ii) the ratification of the appointment of independent public accountants; and

               (iii) the transaction of such other business as may properly come before the meeting.

The stock transfer books will not be closed, but only shareholders of record at the close of business on March 17, 2003 will be entitled to notice of and to vote at the meeting.

After completing the business of the meeting, we will discuss fiscal year 2002 results and the current outlook for the Company. There will be a period for questions and discussion with the Company's officers and directors.

If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at the meeting; therefore, PLEASE DATE, SIGN AND IMMEDIATELY RETURN YOUR PROXY CARD IN THE POST-PAID ENVELOPE PROVIDED. You may revoke your proxy at any time prior to exercise.

                                             By Order of the Board of Directors



                                             Jane A. Smith
                                             Vice President-Corporate Secretary


April 9, 2003

                                TABLE OF CONTENTS


Notice of Meeting
                                                                          PAGE
Proxy Statement

         General Information .............................................  1

         Voting Securities Outstanding....................................  1

         Security Ownership of Certain Beneficial Owners and Management...  2

PROPOSAL NO. 1 - ELECTION OF DIRECTORS....................................  3

         Nominees for Board of Directors..................................  3

         Compensation Committee Interlocks and Insider Participation......  4

         The Board of Directors and its Committees........................  4

         Compensation of Directors........................................  5

         Compensation of Executive Officers...............................  5

         Summary Compensation Table.......................................  6

         Aggregated Option Exercises in Last Fiscal Year and Fiscal
           Year-End Option Values.........................................  6

         Executive Officers...............................................  6

         Certain Transactions, Employment Contracts, Termination
           of Employment and Change in Control Arrangements...............  7

         Section 16(a) Beneficial Ownership Reporting Compliance..........  7

         Audit Committee Report...........................................  8

         Compensation Committee Report.................................... 10

         Stock Performance Graph.......................................... 12

PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS........... 13

         Shareholders Proposals........................................... 14

         Other Matters.................................................... 14

         EXHIBIT A - Audit Committee Charter.............................. 15

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010


                                 PROXY STATEMENT


This Proxy Statement is furnished to the shareholders of O. I. Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders to be held on May 9, 2003. It is first being mailed to shareholders on or about April 9, 2003. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary, at any time prior to its being exercised.

The Company will bear the cost of the solicitation of the proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. It is possible that further solicitation of proxies will be made by telephone or oral communication with some shareholders of the Company following the original solicitation. All further solicitations will be made by either the Company's transfer agent or by regular employees of the Company, neither of whom will be additionally compensated therefor.

                               GENERAL INFORMATION

The mailing address of the Company's principal executive offices is O. I. Corporation, P.O. Box 9010, College Station, Texas 77842-9010. The Company's telephone number is (979) 690-1711, and its fax number is (979) 690-0440.


                          VOTING SECURITIES OUTSTANDING

As of March 17, 2003, there were 2,759,273 shares of common stock, par value $0.10 per share, ("Common Stock"), of the Company issued and outstanding, and each share is entitled to one vote. Only holders of Common Stock of record at the close of business on March 17, 2003, will be entitled to vote at the meeting. Shares not voted on matters, including broker non-votes, will not be treated as votes cast with respect to those matters, and therefore will not affect the outcome of any such matter. Shares abstaining from voting will be treated as votes cast with respect to those matters, and therefore will have the effect of votes against any such matter.

In the absence of a quorum (1,379,637 shares) at the meeting, either in person or by proxy, the meeting may be adjourned from time to time for not more than 29 days, without notice, other than announcement at the meeting, until a quorum shall be formed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of March 17, 2003, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the Common Stock, (ii) each director and director nominee of the Company, (iii) each of the executive officers of the Company named below under "Election of Directors-Compensation of Executive Officers," and (iv) all directors, director nominees and executive officers of the Company as a group.

  ==================================================================== =========================== ==============
                        NAME AND BUSINESS ADDRESS                         AMOUNT AND NATURE OF        PERCENT
                           OF BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP       OF CLASS
  -------------------------------------------------------------------- --------------------------- --------------
  William W. Botts                                                             296,775 (1)             10.65%
       President, Chairman of the Board, Chief Executive Officer
       P.O. Box 9010, College Station, TX  77842-9010
  -------------------------------------------------------------------- --------------------------- --------------
  Dimensional Fund Advisors, Inc.                                              248,000 (2)              9.0%
       1299 Ocean Avenue, 11th Flr., Santa Monica, CA 90401
  -------------------------------------------------------------------- --------------------------- --------------
  Heartland Advisors, Inc.                                                     200,000 (3)              7.3%
       789 North Water Street, Milwaukee, WI  53202
  -------------------------------------------------------------------- --------------------------- --------------
  Farnam Street Partners                                                        185,641(4)              6.7%
       3033 Excelsior Blvd., Suite 300, Minneapolis, MN  55426
  -------------------------------------------------------------------- --------------------------- --------------
  Jack S. Anderson, Director                                                    33,564 (5)              1.2%
  -------------------------------------------------------------------- --------------------------- --------------
  Richard W. K. Chapman, Director                                               12,000 (6)               *
  -------------------------------------------------------------------- --------------------------- --------------
  Edwin B. King, Director                                                       26,564 (7)               *
  -------------------------------------------------------------------- --------------------------- --------------
  Craig R. Whited, Director                                                     17,664 (8)             *
  -------------------------------------------------------------------- --------------------------- --------------
  Directors and executive officers as a group (7 persons)                      404,009 (9)              14.3%
  ==================================================================== =========================== ==============

   * Less than 1%.

  (1) Includes 27,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
  (2) As of December 31, 2002, Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor, registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts are the "Funds"). In its role as investment advisor or manager, Dimensional possessed voting and/or investment power over 248,000 shares of O.I. Corporation stock as of December 31, 2002. The Funds own all the shares, and Dimensional disclaims beneficial ownership of such securities.
  (3) As of December 31, 2002, Heartland Advisors, Inc. has sole dispositive power as to all 200,000 shares, which may be deemed to be beneficially owned. All shares are held in investment advisory accounts of Heartland Advisors, Inc. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class.
  (4) As of February 19, 2003, Farnam Street Partners, L.P., a Minnesota Limited Partnership ("the Fund"), has sole dispositive and voting power as to all 185,641 shares. The Fund, whose principal business activities involve investing in equity securities of publicly traded companies, as well as other types of securities, is the beneficial owner of such shares, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.
  (5) Includes 10,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
  (6) Includes 1,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
  (7) Includes 8,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
  (8) Includes 7,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
  (9) Includes 59,060 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

                              ELECTION OF DIRECTORS


-------------------------------------------------------------------------------
PROPOSAL 1: THE BOARD OF DIRECTORS HAS NOMINATED AND URGES YOU TO VOTE FOR THE FIVE NOMINEES LISTED BELOW. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.
-------------------------------------------------------------------------------

At the meeting, five (5) directors are to be elected to serve for the ensuing year and until their respective successors are elected and qualified, in accordance with the provisions of the bylaws. The shareholders are being asked to vote for the election of Messrs. Anderson, Botts, Chapman, King, and Whited. Unless otherwise marked, the shares represented by the enclosed proxy will be voted "FOR" the election as directors of the five (5) nominees named above. The proxy cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such person as may be determined by the holders of such proxy.


NOMINEES FOR BOARD OF DIRECTORS

The nominees to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualified, and certain information with respect to the business experience of each nominee during the last five years, is set forth below.

WILLIAM W. BOTTS (60). Mr. Botts has served as President of the Company since February 1, 1985, Chief Executive Officer of the Company since July 19, 1985, and Chairman of the Board of Directors of the Company since May 26, 1986.

JACK S. ANDERSON (77). Dr. Anderson has served on the Board of Directors since 1980. From October 1983 until the present, he has served as President of Jasada Corporation, an investment firm located in Houston, Texas. Dr. Anderson has served as a director of Shoreline, Inc. located in Taft, Texas since 1989, and as Chief Executive Officer of FMI, Inc. located in Houston, Texas since 1998, each of which are privately owned companies.

RICHARD W. K. CHAPMAN (58). Dr. Chapman has served on the Board of Directors since August 2001. He was President, Chief Executive Officer and Director of ThermoQuest Corporation from its inception in 1995 throughout its existence as a publicly-traded company, ending in May 2000. He was also senior vice president of Thermo Instrument Systems, Inc., an analytical instrumentation manufacturer, from 1992 to 2000 when it was a publicly traded company. Dr. Chapman served as Chairman of the Board of Thermo BioAnalysis Corporation, a public company making products for biochemists, from 1995 to 1997. He also served as a Director of Thermo Cardio Systems, Inc., a public company making implantable cardiac assist devices from 1996 to 1997. In 2000, he became a managing partner with GlenRose Capital, LLC, a private equity firm specializing in the acquisition and operation of high technology companies. Currently, Dr. Chapman is on the board of two of GlenRose Capital's private companies, Eberline Services and Lionville Laboratory.

EDWIN B. KING (75). Mr. King has served on the Board of Directors since February 1995. From 1979 to 1998, he served as director and Chairman of the Board for Asoma Instruments, Inc. of Austin, Texas, an analytical instrument manufacturer. From 1984 to the present, he has served as Vice President and Director of Scientific Management, Inc., a management consulting, personnel testing, and evaluation firm. From 1991 to the present, he has also served as director, Vice President and Secretary/Treasurer of Asoma Tower, Inc. From September 1999 to the present, Mr. King has served as an officer and director of PayMate.net Corporation, an Internet-based point of sale payment transaction system provider. From June 1999 to the present, he has served as an officer and director of Analytical Magnetic Instruments, Inc., a magnetic instrument developer. From January 2000 to the present, he has served as an officer and director of SafeFood Technologies, Inc., a research and development firm for sterilization equipment and processes.

CRAIG R. WHITED (56). Mr. Whited, a Certified Public Accountant, has served on the Board of Directors of the Company since May 1996. From 1988 to 2002, Mr. Whited served as President, Chief Executive Officer, and director of The Oxford Group, Inc., a management and financial consulting firm, with offices in both Los Angeles, California and Las Vegas, Nevada. At the end of 2001, Mr. Whited closed the Los Angeles office and became Chairman Emeritus. The Las Vegas office remains but Mr. Whited no longer takes an active role, although he continues to serve as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2002, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

No member of the compensation committee (or board committee performing equivalent functions) (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any business relationship or conducted any transactions with the Company.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Directors are elected at each annual meeting of shareholders and serve until a successor shall be elected and qualified at an appropriate annual meeting of the shareholders. Vacancies may be filled by an affirmative vote of the majority of the remaining directors. The Company's Board of Directors met six times during 2002. The Board of Directors has a standing Stock Option and Compensation Committee, a Finance and Audit Committee, and a Nominating Committee. During 2002, the Stock Option and Compensation Committee met once, and the Finance and Audit Committee met three times, and the Nominating Committee did not meet. Each member of the Board of Directors attended all the meetings of the Board of Directors and the committees of which such person was a member during 2002.

STOCK OPTION AND COMPENSATION COMMITTEE. The Stock Option and Compensation Committee (the "Compensation Committee") consists of Messrs. Anderson, Chapman, King, and Whited. Mr. King serves as chairman of this Compensation Committee. Functions of the Compensation Committee are to approve and recommend to the full Board of Directors remuneration arrangements of directors and senior management personnel and to adopt, subject to Board approval, compensation plans for officers and directors and to administer and grant benefits pursuant to such plans.

FINANCE AND AUDIT COMMITTEE. The Finance and Audit Committee (the "Audit Committee") consists of Messrs. Anderson, Chapman, King, and Whited. Mr. Whited serves as chairman of the Audit Committee. The function of this committee is to
(A) investigate and study matters relating to the operations and finances of the Company, (B) meet periodically with the Company's management and its independent public accountants to review (i) their reports relating to their examination of the financial statements and of the internal accounting control systems of the Company, (ii) their recommendations for strengthening internal controls and improving operating procedures and (iii) compliance by Company personnel with Company policies relating to various governmental laws and regulations dealing with ethics, conflicts of interest and disbursements of corporate funds, and (C) to give advice and make recommendations with respect to such matters.

NOMINATING COMMITTEE. The Nominating Committee (the "Nominating Committee") consists of Messrs. Anderson, Chapman, King, and Whited. Mr. Anderson serves as chairman of the Nominating Committee. The function of this committee is to assist the Board by (1) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of the company's shareholders, and (ii) ensuring that the Audit, Compensation and Nominating Committees of the Board shall have the benefit of qualified and experienced "independent" directors.

As required by the NASDAQ and Securities and Exchange Commission rules regarding Audit Committees, the Company's Board of Directors has reviewed the qualifications of its Audit Committee members and has determined that none of them have a relationship to the Company that may interfere with the exercise of their independence from management and the Company.

COMPENSATION OF DIRECTORS

During 2002, all non-employee directors received a fee of $2,000 for each regular Board of Directors meeting attended and $500 for each committee meeting and special Board of Directors meeting attended. Directors who are also officers or employees of the Company receive no additional compensation for attendance at such Board or committee meetings. For the fiscal year ended December 31, 2002, directors fees paid were: Mr. Anderson, $14,000; Mr. Botts, $0; Dr. Chapman, $14,000; Mr. King, $14,000; and Mr. Whited, $14,000. Mr. Whited performed additional audit committee related services in 2002 to select new independent public accountants for the Company and other services while acting in his capacity as audit committee chairman and received compensation amounting to $12,000 for such work.

Pursuant to the Company's 1993 Incentive Compensation Plan (the "1993 Plan"), each non-employee director is granted annually a stock option for 1,000 shares at an exercise price determined by the fair market value of a share of Common Stock on the day of grant, which is the day of Company's Annual Meeting of Shareholders. The options (i) vest six months from the date of grant, (ii) are exercisable to the extent vested until (a) three months following termination of service as a director for reasons other than retirement, disability, death or cause or (b) generally, twelve months following termination of service as a director for retirement, disability or death; (iii) have a term of ten years and; (iv) are exercisable in full following a "Change in Control" event (as defined in the 1993 Plan).

On May 6, 2002, the day of the 2002 Annual Shareholders Meeting, each non-employee director was granted options to purchase 1,000 shares of the Company's common stock under the 1993 Plan as described above. The 1993 Plan expired on December 31, 2002.

The 2003 Incentive Compensation Plan, which was adopted by the Board of Directors on February 25, 2002 and approved by shareholders at the 2002 Annual Shareholders Meeting, became effective January 1, 2003.

Pursuant to the Company's 2003 Incentive Compensation Plan (the "2003 Plan"), each non-employee director is granted annually a non-qualified stock option for 2,000 shares of Common Stock at each regular annual meeting of shareholders at which he is elected or re-elected to the Board of Directors. Each option has an exercise price equal to the Market Value Per Share on the date of grant. The options (i) vest six months from the date of grant, (ii) are exercisable to the extent vested until (a) three months following termination of service as a director for reasons other than retirement, disability, death or cause or (b) generally, twelve months following termination of service as a director for retirement, disability or death; (iii) have a term of three years and; (iv) are exercisable in full following a "Change in Control" event (as defined in the 2003 Plan).

Under the 2003 Plan, directors initially elected to the Board of Directors will receive a one-time restricted stock award for 3,000 shares of Common Stock that vest in full on the second anniversary of the date of grant.


COMPENSATION OF EXECUTIVE OFFICERS

The following table lists, for the year ended December 31, 2002, compensation paid by the Company to the Company's Chief Executive Officer in 2002. There were no other executive officers of the Company whose compensation exceeded $100,000 during 2002.

                                             SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                LONG-TERM
                                   ANNUAL COMPENSATION         COMPENSATION
                                                                  AWARDS
--------------------------------------------------------------------------------------------------------------
                                                                SECURITIES
                                                                UNDERLYING       ALL OTHER
                                    SALARY        BONUS        OPTIONS/SARS     COMPENSATION
PRINCIPAL POSITION       YEAR        ($)           ($)            (#)(1)           ($)(2)
-------------------      ----     ---------    -----------     ------------     ------------
William W. Botts         2002     $ 187,000    $  20,000(3)        -0-          $    23,312
   President/Chief       2001     $ 178,269    $      -0-          -0-          $    17,504
Executive Officer        2000     $ 165,000    $      -0-          -0-          $    19,082
-------------------      ----     ---------      -----         ------------     ------------

(1) No SARs or options were granted to Mr. Botts by the Company during 2000, 2001, and 2002. Options are granted based on the Board of Directors' review of the Company's year-end performance as of December 31.
(2) The amounts in this column include contributions to the 401(k) Plan. At the end of each fiscal year, the Company makes a discretionary contribution to its 401(k) Plan. Mr. Botts is a participant in the Company's 401(k) Plan and received a proportion of the Company's contribution according to the terms of the Plan, and such amounts in 2002, 2001, and 2000, were $2,909, $7,135, and $3,695, respectively. Also included in this column are life insurance premiums paid for Mr. Botts in 2002, 2001, and 2000 in the amount of $20,403, $10,369, and $15,387, respectively.
(3) This amount represents a bonus paid to Mr. Botts for achieving certain organizational and staffing goals in 2002.

The following table provides information on option exercises in fiscal 2002 by the Chief Executive Officer and the values of such officer's unexercised options at December 31, 2002.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                            FISCAL YEAR-END OPTION VALUES
----------------- ------------ ------------ -------------------------------- ---------------------------------
                         SHARES                       NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                        ACQUIRED                     UNDERLYING UNEXERCISED                IN-THE-MONEY
                           ON          VALUE            OPTIONS/SARS AT                  OPTIONS/SARS AT
      NAME              EXERCISE     REALIZED          DECEMBER 31, 2002                DECEMBER 31, 2002
----------------     ------------    --------     ----------------------------     ----------------------------
                                                  Exercisable    Unexercisable     Exercisable    Unexercisable
William W. Botts         -0-            -0-         13,500           25,500         $ 23,250        $ 69,750
----------------     ------------ ------------ -------------- ----------------- -------------- ------------------

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company, their ages, positions, and offices, as of December 31, 2002, are as follows:


    Name              Age               Position                    Date Elected to Position
    ----              ---               --------                    ------------------------
William W. Botts      60    President and Chief Executive Officer            1985
                            Chairman of the Board                            1986

Jane A. Smith         54     Vice President/Corporate Secretary              1990

Juan M. Diaz          29     Corporate Controller                            2001

William W. Botts joined the Company as President and Chief Operating Officer on February 1, 1985, was named Chief Executive Officer of the Company on July 19, 1985, and Chairman of the Board of Directors of the Company on May 26, 1986. Prior to joining the Company, he was Vice President and General Manager of the Brandt Division of TRW Inc.; Executive Vice President and Chief Operating Officer of The Brandt Company; Division General Manager of Sheller-Globe, Inc.; Assistant Plant Manager, Arvin Industries; and Engineer, AMBAC Industries, Inc.

Jane A. Smith has been employed with the Company since 1973. She was named Assistant Corporate Secretary in 1976 and Corporate Secretary in 1986. On May 22, 1990, she was named Vice President/Corporate Secretary.

Juan M. Diaz joined the Company as Corporate Controller on June 30, 2001. Prior to joining the Company, he was Audit Manager for Arthur Andersen LLP in Houston, Texas. He received his Certified Public Accountant certification in 2000.

CERTAIN TRANSACTIONS, EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

Under the terms of an employment agreement with the Company effective January 1, 2002 and terminating December 31, 2004, Mr. Botts is performing executive duties as President and Chief Executive Officer of the Company. Compensation paid pursuant to this agreement includes an annual salary as determined by the Board of Directors (such amount is included in the Summary Compensation Table above), life insurance coverage, and the use of a company vehicle. The employment agreement remains in effect until its expiration date, unless Mr. Botts dies, becomes disabled or violates his duty of loyalty to the Company, or following certain developments incident to a change in control of the Company (as defined in the employment agreement). Commencing on January 1, 2003 and on each January 1 thereafter the term of Mr. Botts' employment agreement (the "Term") shall automatically be extended one additional year unless, not later than September 30 of the preceding year, the Company's Board of Directors shall give written notice to Mr. Botts that the Term shall cease to be so extended. In no event will the Term extend beyond the end of the calendar month in which Mr. Botts' 65th birthday occurs. If Mr. Botts is terminated for any reason other than Misconduct or Disability (both as defined in the employment agreement), he will continue to be compensated for the remainder of the term of the employment agreement and to receive coverage under the Company's life, disability, accident and group health insurance plans. Additionally, Mr. Botts may receive the same benefits if he terminates his employment for Good Reason (as defined in the employment agreement).

In addition to the above, in April 1998, Mr. Botts entered an agreement with the Company relating to a split dollar life insurance policy in the amount of $250,000, owned by the Company and on which the Company is entitled to full repayment of any premiums paid at the time of his termination or death. The last premium paid by the Company was in April 2002, and as of such date the Company had paid approximately $80,000 into the policy and the cash value of the policy was approximately $69,000. The Company is exploring options for disposition of the policy to be effective August 2002. Such options under consideration including terminating the policy, converting it to a term policy or otherwise, however, any such option selected by the Company shall be made effective August 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file. To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representation by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 2002, its officers and directors were in compliance with all applicable Section 16(a) filing requirements.

                             AUDIT COMMITTEE REPORT

NOT WITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Company's Audit Committee is comprised of four independent directors, each of whom is able to read and understand fundamental financial statements; one member of the Audit Committee is a certified public accountant.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management has established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the board of directors, management, the internal accounting function, and the independent accountants.

In order to adhere to the rules and regulations set forth under the Sarbanes-Oxley Act of 2002, the Audit Committee operates under a newly written charter adopted and approved in 2002 and included in this 2003 proxy statement. The charter describes the scope of the Audit Committee's responsibilities and how it should enforce/administer those responsibilities.

On October 29, 2002, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants. The Audit Committee and Board of Directors participated in and approved the decision to change independent accountants and engaged Grant Thornton LLP as its new independent accountants. A Form 8-K was filed on November 1, 2002 with the Securities and Exchange Commission to report this change.

The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by Statement on Audit Standards No. 61 (Communication with Audit Committees); and the Audit Committee has received and discussed the written disclosure and the letter from Grant Thornton LLP required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee has also discussed the independence of Grant Thornton LLP with that firm.

With and without management present, the Committee discussed and reviewed the results of the independent auditors' examination of the Company's December 31, 2002 financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

Based on the review and discussions with the Company's independent auditors, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the year ended December 31, 2002.

FEES INCURRED BY THE COMPANY FOR PRICEWATERHOUSECOOPERS LLP AND
GRANT THORNTON LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP and Grant Thornton LLP for fiscal 2002:

                                                                PricewaterhouseCoopers     Grant Thornton
                                                                ----------------------     --------------
     Audit fees                                                       $ 39,000(1)            $ 79,000(2)
     Financial information systems design and
     implementation fees                                              $     -0-              $     -0-
     All other fees                                                   $ 39,150(3)            $  4,795(4)
     TOTAL                                                            $ 78,150               $ 83,795

(1) Audit services of PricewaterhouseCoopers LLP for 2002 consisted of the reviews of the 1st and 2nd quarters, and other services related to transitioning the audit to Grant Thornton.
(2) Audit services of Grant Thornton consisted of the 3rd fiscal quarterly review and the audit of the 2002 year-end financial statements.
(3) Approximately $35,650 of all other fees for PricewaterhouseCoopers is for tax return preparation and $3,500 for review of the 2003 Incentive Stock Option Plan.
(4)   All other fees for Grant Thornton is for tax return preparation.

This report has been provided by the members of the Audit Committee:

Craig R. Whited, Audit Committee Chairman
Jack S. Anderson
Richard W. K. Chapman
Edwin B. King

                          COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

         The Company's primary business objective is to maximize shareholder value over the long term. To help accomplish this objective, the Committee has developed an overall executive compensation philosophy with goals as follows:

             >> Attract, retain, and motivate key executives;
             >> Reward performance rather than create a sense of entitlement; >> Align executive and shareholder interests by stock ownership; >> Assure that objectives for corporate and individual performance are established and measured.

         For comparison of peer company performance, and in order to maintain consistency in the Company's method of determining executive compensation, the Company selects comparable companies, which includes searches in various databases from the NASDAQ National Market System, Media General Financial Services, and Standard Industrial Classification (SIC) Codes 382 (Laboratory and Analytical Instruments) and 3823 (Process Control Instruments). The Committee believes that SIC Code 382 contains companies that most closely represent an established grouping of which the Company may be called a peer. The Company was not able to obtain compensation information for all of the companies in SIC Code 382; however, certain companies within such classification [including, Allied Motion Technology (AMOT), formerly Hathaway Corp., InVision Technologies (INVN), Isco, Inc. (ISKO), Lancer Corporation (LAN); Mesa Laboratories Inc. (MLAB), MOCON, Inc. (MOCO), Osmonics, Inc. (OSM), and Sierra Monitor (SRMC.OB)] were compared to the Company in terms of growth in revenue, operating profit, net income, earnings per share, average return on assets and equity and compensation of executive management. The Committee seeks to set executive compensation to correspond to a range of what is believed to be between the mid-to-high end of compensation ranges for executives in such companies, with further consideration based on the Company's performance compared to such peer companies. Total direct compensation includes base pay, short-term bonus at target and long-term incentives. Overall, individual performance is measured against the following factors, which may vary as required by business conditions:

             >> Long-term strategic goals;
             >> Short-term business goals;
             >> Revenue and profit goals;
             >> Customer satisfaction;
             >> New business creation;
             >> Total stockholder return;
             >> The development of employees; and
             >> The fostering of teamwork and other OI values

BASE SALARIES

         The Committee reviews annually each executive's base salary. Base salaries are targeted at median levels for public companies of O.I. Corporation's relative size, as discussed above, but are determined primarily by individual performance relative to achieving Company goals. It is believed that the base salary paid in 2002 to the CEO was consistent with such policy.

         When evaluating individual performance, the Committee considers the executive's efforts in promoting Company values; contribution to the Company's financial performance; developing and executing a strategic plan for growth in revenues and net income; improving product quality; specific job responsibilities, prior experience, job knowledge, and performance appraisals for each executive. No specific weights have been assigned to the various factors.

         The base salary of Mr. William W. Botts (Chairman of the Board, CEO, and President of the Company) and other executives of the Company were reviewed at the January 28, 2002 meeting of the Compensation Committee. Based on the factors discussed above and compensation paid by comparable companies, the Compensation Committee decided to increase Mr. Botts' base salary to $200,000 per year, effective upon completion of certain organizational and staffing goals agreed to by the Board of Directors. Mr. Botts met the required criteria and received an increase from $180,000 to $200,000, effective July 15, 2002.

ANNUAL CASH INCENTIVES

         Annual cash bonuses provide executives with direct financial incentives to achieve corporate and individual performance goals. Bonuses for each executive are determined by the extent to which the Company met its financial goals for growth in revenue, operating profit, net income, earnings per share, and average return on assets and equity. Performance is also judged on the achievement of business plan goals relating to improving product quality and productivity and growth through new product development and acquisitions. No specific weights have been assigned to the various factors. As shown in the Summary Compensation Table on page 8 of this Proxy Statement, Mr. Botts received a $20,000 bonus for 2001 which was paid on August 23, 2002 upon the completion of certain organizational and staffing goals agreed to by the Board of Directors.

         In consideration of the Company's and Mr. Botts' performance for 2002, Mr. Botts received no bonus for 2002.

LONG-TERM INCENTIVES (STOCK OPTIONS)

         Long-term incentives are provided pursuant to the 1993 Incentive Compensation Plan. The Committee determines annually the total amount of options that will be made available to the Company's executives. The amount of options granted each year is based on the executives' total compensation package and reflects the desire of the Compensation Committee to encourage equity ownership by the Company's executives in order to provide an appropriate link to the interest of the shareholders, to reward prior performance, and to provide long-term incentive award opportunities.

         The stock option grants for 2002 were determined based on the performance of each executive with respect to their contribution to the Company's financial performance, measured as discussed above, together with an appraisal of the extent to which pre-established objectives were achieved, as well as the Committee's perception of the executive's ability and potential to contribute to the growth and profitability of the Company, to identify changing business conditions (such as market changes and competitive threats), and to respond with appropriate business strategies. No specific weights have been assigned to the foregoing factors.

         Mr. Botts did not receive stock options for the year 2002 performance as reflected in the Summary Compensation Table on page 8 of this proxy statement. This decision was based on the Committee's consideration of existing stock options and shares owned by Mr. Botts.

SUMMARY

         The Committee believes that the incentive compensation program for the executives of the Company is comparable to the compensation programs provided by comparable companies and serves the best interest of the shareholders of the Company. The Committee also believes that annual performance pay is appropriately linked to individual performance, the Company's annual financial performance, and shareholder value. The Company intends to continue its program for setting executive compensation as outlined above.

         The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report is given by the following members of the Compensation
Committee:

Edwin B. King, Compensation Committee Chairman
Jack S. Anderson
Richard W. K. Chapman
Craig R. Whited

                        FIVE-YEAR CUMULATIVE TOTAL RETURN
                    OF O. I. CORPORATION, NASDAQ MARKET INDEX
                              AND PEER GROUP INDEX

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on the Company's Common Stock against the cumulative total return of the NASDAQ Market Index and a peer group index consisting of public companies with the Company's Standard Industrial Classification ("SIC") Code (Laboratory and Analytical Instruments) for the period of five years beginning at the beginning of fiscal year 1997. The SIC Code for Laboratory and Analytical Instruments includes over 150 issuers, such as Allied Motion Technology (formerly Hathaway Corporation), Invision, Inc., Isco, Inc., Lancer Corp., Mesa Laboratories Inc., MOCON, Inc., Osmonics, and Sierra Monitor.


                             [GRAPH APPEARS HERE]



                           1997    1998     1999    2000     2001     2002
OI Corporation             100      127      90       84      149       93
SIC Code 382               100       95     139      151      106       70
NASDAQ Market Index        100      141     249      156      125       87


The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


-------------------------------------------------------------------------------
PROPOSAL 2: THE BOARD OF DIRECTORS HAS UNANIMOUSLY SELECTED GRANT THORNTON LLP AND URGES YOU TO VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SUCH FIRM, AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR 2003. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.
-------------------------------------------------------------------------------

         The Board of Directors has appointed the firm of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003, subject to ratification by the Company's shareholders. Grant Thornton began serving as the Company's independent public accountants in November 2002, after the Company dismissed PricewaterhouseCoopers LLP as its auditing firm. Representatives of Grant Thornton are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

         Audit fees to Grant Thornton, including one quarterly review for 2002, were approximately $79,000, of which an aggregate amount of $21,975 has been billed through December 31, 2002. In 2002, the Company did not pay any other fees to Grant Thornton LLP other than $4,795 for tax return preparation.

         Audit fees to PricewaterhouseCoopers LLP for 2002 before their dismissal were approximately $39,000, of which $34,000 has been billed through December 31, 2002. In 2002, the Company did not pay any other fees to PricewaterhouseCoopers lLP other than $39,150 for tax return preparation and for review of the 2003 Incentive Stock Option Plan.

---------------------------------------
Dismissal of PricewaterhouseCoopers LLP
---------------------------------------

         On October 29, 2002, O. I. Corporation dismissed PricewaterhouseCoopers LLP as its independent accountants. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

         The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle.

         In connection with the audits for the two most recent fiscal years and through October 29, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in its report on the financial statements for such years.

         During the two most recent fiscal years and through December 31, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except as noted in the following paragraphs:

         In February 2002, PricewaterhouseCoopers LLP reported a material weakness in internal controls related to the timeliness of bank reconciliations performed for the period April 1, 2001 through December 31, 2001. During this period, the Company had significant turnover in personnel with responsibility for those procedures and fell behind the timely completion of certain routine procedures with respect to bank reconciliations. However, prior to the completion of the audit, those procedures were completed. In the report to the Audit Committee, PricewaterhouseCoopers LLP reported the bank reconciliations were completed for the year ended December 31, 2001 and were reviewed in connection with the year-end audit procedures. The Company does not believe that any of the adjustments resulting from the bank reconciliation process were material to any of the interim financial statements.

         PricewaterhouseCoopers LLP has furnished the Company with a letter addressed to the SEC stating it agrees with the above statements.

---------------------------
New Independent Accountants
---------------------------

         The Company engaged Grant Thornton LLP as its new independent accountants as of October 29, 2002. During the two most recent fiscal years and through October 29, 2002, the Company has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                              SHAREHOLDER PROPOSALS

A proposal of a shareholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than December 11, 2003 if the shareholder making the proposal desires such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. The Company has also adopted Bylaw provisions which require that nominations of persons for election to the Board of Directors and the proposal of business by shareholders at an annual meeting of shareholders must fulfill certain requirements which include the requirement that notice of such nominations or proposals must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the prior annual meeting. In order to be timely for next year's annual meeting such notice must be delivered between February 9, 2004 and March 11, 2004. If such timely notice of a shareholder proposal is not given, the proposal may not be brought before the annual meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the annual meeting.

Notices regarding each matter must contain:

         >> A brief description of the business to be brought before the Annual Meeting and the reason for conducting the business at the Annual Meeting;
         >> The name and address of record of the stockholder proposing the business;
         >> The class and number of shares of stock that are beneficially owned by the stockholder; and
         >> Any material interest of the stockholder in the business to be conducted.

                                  OTHER MATTERS

Management knows of no other matters to be brought before the annual meeting of shareholders at the time and place indicated in the notice thereof; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

The accompanying form of proxy has been prepared at the direction of the Board of Directors of the Company, of which you are a shareholder, and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

The management of the Company urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it immediately. You may revoke your proxy and vote in person if you are able to attend.

                                      O. I. CORPORATION

                                      By Order of the Board of Directors




                                      Jane A. Smith
                                      Vice President-Corporate Secretary

April 9, 2003

                                                                      EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                                O.I. CORPORATION

PURPOSE

The audit committee of the board of directors shall assist the board in overseeing (1) the financial statements and audits of the Company, (2) the Company's compliance with financial reporting requirements and (3) the independence and performance of the Company's internal and external auditors.


COMPOSITION

The membership of the audit committee shall consist of at least three members of the board of directors, who shall serve at the pleasure of the board of directors and be appointed by the full board of directors, and who shall meet the following criteria:

         1. Each member of the audit committee must be an "independent director" within the meaning of applicable law and the applicable rules of The Nasdaq Stock Market, Inc., as then in effect, except under exceptional and limited circumstances as determined by the board of directors in accordance with applicable Nasdaq rules. No member of the audit committee may receive any consulting, advisory or other compensatory fee from the company other than for board service, and no member may be an affiliate of the company by stock ownership or otherwise.
         2. Each member of the audit committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time the member joins the board of directors.

RESPONSIBILITIES

In meeting its responsibilities, the audit committee has full authority and responsibility to:

         1.       Make regular reports to the board of directors.

         2. Review and reassess the adequacy of the committee's charter annually, recommend any proposed changes to the board of directors for approval, and approve the audit committee charter in the form to be included as required in the Company's proxy statement.

         3. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the Company's system of internal controls.

         4. Determine whether to recommend to the board of directors that the annual audited financial statements be included in the Company's annual report on Form 10-K.

         5. Review with management and the Company's independent auditors any significant financial reporting issues raised by management or the independent auditors in connection with the preparation of the Company's annual audited financial statements.

         6. Review proposed major changes to the Company's auditing and accounting principles and practices that are brought to the attention of the audit committee by independent auditors, internal auditors or management.

         7. By delegation of authority of the board of directors, oversee the appointment, termination, funding, evaluation and independence of the independent auditors engaged by the Company.

         8. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1.

         9. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

         10. Review any significant financial reports to management prepared by the internal auditing department, if any, and management's responses.

         11. Approve (i) all audit services, including comfort letters, in advance or by approval of the scope of engagement of the independent auditors and (ii) all permissible non-audit services in advance.

         12. Meet with the independent auditors to review the planning and staffing of the audit.

         13. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         14. Review with the independent auditors any management letter provided by the auditors and management's response to that letter.

         15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         16. Review with counsel legal matters that are brought to the audit committee's attention and that may have a material impact on the financial statements, the Company's compliance policies and material reports or inquiries received from regulatory bodies.

         17. Meet at least annually with the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

         18.      Review and approve all related party transactions.

         19. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as required by applicable law.

         20.      Review disclosures to the audit committee required under
                  Section 302 and other provisions of the Sarbanes-Oxley Act.

POWERS

The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain and determine the funding for independent counsel, accountants, or other advisors to the committee. The committee shall meet at least four times each year, either in person or teleconference, but no less than two meetings in person, and may ask members of management or others to attend its meetings and provide relevant information as necessary.

The audit committee is authorized to delegate to one or more of its members the authority to preapprove auditing services and permitted non-audit services, provided that each preapproval decision is presented to the full committee at a scheduled meeting.

The audit committee shall have such other functions as assigned by law, the Company's charter and bylaws, or the board of directors.


RELATIONSHIP WITH AUDITORS AND BOARD OF DIRECTORS

The Company's independent auditors are ultimately accountable to the board of directors of the Company and to the audit committee, as representatives of the stockholders of the Company. Although the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the audit committee to assure compliance with laws and regulations and the Company's code of conduct.

                                     PROXY

                                O.I. CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) William W. Botts and Jane A. Smith, and each of them, lawful attorneys and proxies of the undersigned to vote as Proxy at the Annual Shareholders' Meeting of O.I. Corporation (herein the "Company") to be held on Friday, May 9, 2003, and any adjournment(s) thereof according to the number of votes owned by the undersigned.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                O.I. CORPORATION

                                  MAY 9, 2003



                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                           ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE



                Please detach and mail in the envelope provided.

-------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-------------------------------------------------------------------------------
1.  Election of Directors
                                        Nominees
    [ ] FOR ALL NOMINEES                [ ] Jack S. Anderson
                                        [ ] William W. Botts
    [ ] WITHHOLD AUTHORITY              [ ] Richard W. K. Chapman
        FOR ALL NOMINEES                [ ] Edwin B. King
                                        [ ] Craig R. Whited
    [ ] FOR ALL EXCEPT
        (See instructions below)

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

To change the address on your account, please check the box at right and
indicate your new address in the address space above.  Please note that     [ }
changes to the registered name(s) on the account may not be submitted via this method.

2.  The Ratification of the Appointment of independent public accountants

                FOR          AGAINST          ABSTAIN
                [ ]            [ ]              [ ]


In accordance with their discretion said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS 1 AND 2. ANY PRIOR PROXY IS HEREBY REVOKED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THANK YOU.

Signature of Stockholder                               Date:
                         ----------------------------        ------------------

Signature of Stockholder                               Date:
                         ----------------------------        ------------------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
       If signer is partnership, please sign in partnership name by authorized person.